Hudson Pacific Properties, Inc.
Press Release

Hudson Pacific Appoints Robert Harris to Board of Directors
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LOS ANGELES (November 13, 2023)—Hudson Pacific Properties, Inc. (NYSE: HPP), a unique provider of end-to-end real estate solutions for tech and media tenants, today announced that Robert “Chip” Harris II has been appointed to the company’s Board of Directors effective November 8, 2023. Harris succeeds outgoing board member Karen Brodkin.

Harris previously served as Chairman of Acacia Research Corporation, a publicly listed company focused on acquiring and operating industrial, healthcare, energy and mature technology businesses. Prior to that, Harris founded and served as President of Entertainment Properties Trust, a publicly listed entertainment, recreation and specialty real estate company. He has also held executive leadership positions at AMC Entertainment and Carlton Browne and Company, Inc. Harris has previously served on Hudson Pacific’s Board, as well as the boards of the George L. Graziadio School of Business and Management at Pepperdine University, CombiMatrix Corporation, True Religion Brand Jeans, the USA Volleyball Foundation and Imperial Bancorp.

“We want to thank Karen for her service to Hudson Pacific, and we are pleased to welcome Chip back to our Board,” said Victor Coleman, Chairman and CEO. “Chip was an excellent Board member for many years and his deep real estate and public company expertise will be invaluable as we continue to create long-term value for our shareholders.”

Brodkin commented, “It has been an honor to serve on Hudson Pacific’s Board. As I turn my focus to my continuing and expanding significant professional commitments, I am pleased to pass the torch to Chip, whose wisdom and experience will once again bring tremendous value to the company.”

About Hudson Pacific Properties
Hudson Pacific Properties (NYSE: HPP) is a real estate investment trust serving dynamic tech and media tenants in global epicenters for these synergistic, converging and secular growth industries. Hudson Pacific’s unique and high-barrier tech and media focus leverages a full-service, end-to-end value creation platform forged through deep strategic relationships and niche expertise across identifying, acquiring, transforming and developing properties into world-class amenitized, collaborative and sustainable office and studio space. For more information visit HudsonPacificProperties.com.

Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events, or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company's control, which may cause actual results to differ significantly from those

Hudson Pacific Properties, Inc.
Press Release

expressed in any forward-looking statement. All forward-looking statements reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the company's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by the company from time to time with the SEC.

Investor Contact
Laura Campbell
Executive Vice President, Investor Relations & Marketing
(310) 622-1702
lcampbell@hudsonppi.com

Media Contact
Laura Murray
Senior Director, Communications
(310) 622-1781
lmurray@hudsonppi.com